Exhibit 99.1     Press Release

PRESS RELEASE

April 22, 2002
For IMMEDIATE RELEASE

CONTACT:  Eric L. Pearson, Treasurer
          (617) 769-1161

        MASSACHUSETTS FINCORP ANNOUNCES RECORD FIRST QUARTER EARNINGS

Quincy, MA - April 22, 2002-- Massachusetts Fincorp, Inc. (OTCBB: MAFN), the holding company for the Massachusetts Co-operative Bank, announced increased net earnings for the first quarter March 31, 2002 of $319,000 or $0.62 per share (diluted) as compared to $155,000 or $0.29 per share (diluted) for the same quarter last year. Net income for the quarter ended December 31, 2001 was $188,000 or $0.38 per share (diluted).

      President Paul C. Green stated, "We are pleased to be able to continue to report strong growth in earnings. The performance for this quarter reflects our continued growth of a strong net margin as well as continued success in our mortgage banking business."

      At March 31, 2002, the Company's total assets were $123.9 million, with total net loans of $70.6 million and total deposits of $101.8 million. Massachusetts Co-operative Bank conducts business through its headquarters located at 70 Quincy Avenue, Quincy, Massachusetts 02169, and its branch offices located in Boston and East Milton.

      This earnings report may contain certain forward-looking statements, which are based on management's current expectations regarding economic, legislative and regulatory issues that may impact the Bank's earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions; changes in interest rates, deposit flows, real estate values and competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory and technological factors affecting the Bank's operations, pricing, products and services.

                             (tables to follow)

                MASSACHUSETTS FINCORP, INC. AND SUBSIDIARIES
                         CONSOLIDATED BALANCE SHEETS


                                                                           March 31,       December 31,
                                                                              2002             2001
                                                                           ---------       ------------
                                                                          (unaudited)

ASSETS
Cash and due from banks                                                   $  2,575,917     $  3,198,376
Federal funds sold                                                           4,743,734        5,643,827
                                                                          -----------------------------
      Total cash and cash equivalents                                        7,319,651        8,842,203

Securities available for sale                                               35,439,772       22,663,212
Securities held to maturity                                                          -          501,835
Federal Home Loan Bank Stock, at cost                                        1,131,500        1,131,500
Mortgage loans held for sale                                                 4,251,282        9,270,553

Loans                                                                       71,304,622       73,918,321
Less:  allowance for loan losses                                              (658,410)        (697,757)
                                                                          -----------------------------
      Loans, net                                                            70,646,212       73,220,564

Banking premises and equipment, net                                          4,007,748        4,000,118
Accrued interest receivable                                                    614,959          625,139
Due from Co-operative Central Bank                                             242,850          242,850
Other assets                                                                   210,520          160,379
                                                                          -----------------------------

                                                                          $123,864,494     $120,658,353
                                                                          =============================

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits                                                                  $101,804,921     $100,828,144
Federal Home Loan Bank borrowings                                           11,157,665        8,778,413
Mortgagor's escrow accounts                                                    219,888          297,815
Accrued expenses and other liabilities                                         643,959          938,643
                                                                          -----------------------------
      Total liabilities                                                    113,826,433      110,843,015
                                                                          =============================

Commitments and contingencies                                                        -                -

Preferred stock, par value $.01 per share, 500,000 shares authorized;
 no shares are issued or outstanding                                                 -                -
Common stock par value $.01 per share, 2,500,000 shares authorized;
 600,059 and 600,059 shares issued and outstanding, respectively
                                                                                 6,001            6,001
Treasury stock at cost, 74,675 and 76,175 shares, respectively              (1,081,829)      (1,099,830)
Purchase of common stock for stock based incentive plan,
 24,002 and 24,002 shares, respectively                                       (313,171)        (313,171)
Additional paid-in capital                                                   5,948,378        5,953,190
Unallocated ESOP shares                                                       (261,808)        (261,808)
Unearned stock awards                                                          (68,477)         (79,119)
Retained earnings                                                            5,964,257        5,645,499
Accumulated other comprehensive (loss)                                        (155,290)         (35,424)
                                                                          -----------------------------
      Total Shareholders' equity                                            10,038,061        9,815,338
                                                                          -----------------------------

                                                                          $123,864,494     $120,658,353
                                                                          =============================

See accompanying notes to unaudited consolidated financial statements.

                MASSACHUSETTS FINCORP, INC. AND SUBSIDIARIES
         CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME


                                                                    For the Three Months Ended
                                                                            March 31,
                                                                    --------------------------
                                                                       2002            2001
                                                                       ----            ----
                                                                           (unaudited)

Interest and dividend income:
  Interest and fees on loans                                        $1,502,676      $1,809,694
  Interest  on investments                                             382,079         241,912
  Dividends on investments                                              19,677          45,784
  Interest on Federal funds sold                                        22,885          28,317
                                                                    --------------------------
      Total interest and dividend income                             1,927,317       2,125,707
                                                                    --------------------------
Interest expense:
  Interest on deposit accounts                                         615,321         960,423
  Interest on borrowed funds                                            97,596         227,205
                                                                    --------------------------
      Total interest expense                                           712,917       1,187,628
                                                                    --------------------------
Net interest income                                                  1,214,400         938,079
Provision for loan losses                                              (46,845)        (16,835)
                                                                    --------------------------
Net interest income, after provision for loan losses                 1,261,245         954,914
                                                                    --------------------------

Non-interest income:
  Customer service fees                                                 60,127          47,134
  Loan fees and gain on sale of loans and loan servicing rights        185,704          92,191
  Net gain (loss) on sales of securities available for sale             89,474              (5)
  Miscellaneous                                                         25,587          23,833
                                                                    --------------------------
      Total non-interest income                                        360,892         163,153
                                                                    --------------------------

Non-interest expense:
  Salaries and employee benefits                                       609,241         518,733
  Occupancy and equipment                                              131,602         142,841
  Data processing                                                       61,743          42,484
  Contributions                                                          2,259             774
  Other general and administrative                                     275,943         174,838
                                                                    --------------------------
      Total non-interest expense                                     1,080,788         879,670
                                                                    --------------------------
Income before income tax provision                                     541,349         238,397
Income tax provision                                                   222,593          83,699
                                                                    --------------------------
Net income                                                          $  318,756      $  154,698
                                                                    ==========================

Other comprehensive income, net of tax:
Unrealized holding (loss) gains arising during the period              (67,534)         82,921
Less:  reclassification adjustment for (gains) losses included
        in net income                                                  (52,332)              5
                                                                    --------------------------
Other comprehensive (loss) income, net of tax                         (119,866)         82,926
                                                                    --------------------------
Comprehensive income                                                $  198,890      $  237,624
                                                                    ==========================

Earnings Per Share:
Basic                                                               $     0.65      $     0.29
Diluted                                                             $     0.62      $     0.29

Weighted Average Shares Outstanding:
Basic                                                                  487,358         528,008
Diluted                                                                512,864         535,880

See accompanying notes to unaudited consolidated financial statements.